UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 6, 2013

AVANTAIR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51115	20-1635240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4311 General Howard Drive, Clearwater, Florida 33762

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (727) 539-0071

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K of Avantair, Inc. (the “Company”) filed with the Securities and Exchange Commission on December 26, 2012, on December 12, 2012, the Company received a letter from Special Situations Fund III QP, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and David Greenhouse (collectively, the “SSF Investors”) claiming that liquidated damages were payable by the Company to the SSF Investors under the Registration Rights Agreement dated October 16, 2009 by and among the Company, certain investors and EarlyBird Capital, LLC. On February 6, 2013, the Company entered into a Settlement Agreement (the “Settlement Agreement”) with the SSF Investors to resolve the matter and issued to the SSF Investors senior secured convertible promissory notes having an aggregate principal amount of $1,050,537.05 (the “SSF Notes”) and warrants to purchase an aggregate of 4,222,148 shares of common stock (the “SSF Warrants”). The SSF Notes bear interest at an initial rate of 2.0% per annum, which will increase to 12.0% per annum if the Company is unsuccessful in obtaining stockholder approval by March 15, 2013 to increase the Company’s authorized shares of common stock so that a sufficient number of shares are reserved for the conversion of the SSF Notes. Holders of the SSF Notes may, at their option, elect to convert all outstanding principal and accrued but unpaid interest on the SSF Notes into shares of common stock at a conversion price of $0.25 per share, but may convert only a portion of such SSF Notes if an inadequate number of authorized shares of common stock is available to effect such optional conversion. Holders of the SSF Notes are entitled to certain anti-dilution protections. The Company may prepay the SSF Notes on or after the November 28, 2014. The SSF Notes have a maturity date of November 28, 2015, unless the SSF Notes are earlier converted or an event of default or liquidation event occurs. An “event of default” occurs, in certain cases following a cure period or declaration by the holders of the SSF Notes, if: the Company’s fails to pay any principal or interest when due under the SSF Note; the Company materially breaches any covenant, representation or warranty under the Settlement Agreement or related documents; the Company fails to pay and principal or interest when due under the Series A Notes; certain bankruptcy related events occur; the Company admits in writing that it is generally unable to pay its debts as they become due; the Company ceases the operation of its business without the consent of holders of a majority of the SSF Notes; or if the Company fails to discharge certain final, non-appealable judgments. Upon an event of default, in such case following any applicable cure period or applicable declaration by the holders, or liquidation event, the SSF Notes will become due and payable.

As previously reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2012, the Company entered into a Security Agreement dated November 30, 2012 to secure its senior secured convertible promissory notes issued in the Financing (defined below). In connection with the SSF Issuance, the SSF Notes will likewise be secured under the Security Agreement by a first priority security interest in substantially all of the assets of the Company that are not otherwise encumbered and excluding all aircraft, fractional ownership interests in aircraft, restricted cash, deposits on aircraft and flight hour cards.

In connection with the SSF Issuance, on February 6, 2013, the Company entered into a Registration Rights Agreement with SSF pursuant to which the Company has agreed to register under the Securities Act of 1933, as amended, the shares of common stock issuable upon conversion of the SSF Notes and SSF Warrants. The Company is required to file such resale registration statement on Form S-1 (or Form S-3 if the Company is eligible to use Form S-3) no later than the earlier of (x) ten days after the Share Increase Effective Date and (y) May 27, 2013 (“Filing Deadline”). If such registration statement is not filed with the SEC prior to the Filing Deadline, the Company will pay SSF liquidated damages payments in an amount equal to (i) 3.0% of the aggregate principal amount of the SSF Notes for the first sixty-day period following the Filing Deadline for which no registration statement is filed and (ii) thereafter 1.5% of the aggregate principal amount of the SSF Notes for each thirty-day period following the Filing Deadline for which no registration statement is filed.

The SSF Warrants are exercisable at an exercise price of $0.50 per share, which exercise price is subject to certain anti-dilution protections, but the SSF Warrants may not be exercised unless a sufficient number of authorized shares of common stock are available for the exercise of the SSF Warrants. In addition, the SSF Warrants may be exercised on a cashless basis if a registration statement covering the shares underlying the SSF Warrants, or an exemption from registration, is not available for the resale of such shares underlying the SSF Warrants. The SSF Warrants expire on November 28, 2017.

The securities were issued pursuant to the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended.

The foregoing description of the SSF Settlement is only a summary of its material terms and does not purport to be complete. A copy of the Settlement Agreement, the form of SSF Note, the form of SSF Warrant and the SSF Registration Rights Agreement are attached hereto as Exhibits 10.1 through 10.4, respectively, and are incorporated herein by reference. A copy of the Security Agreement is attached as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2012, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Settlement Agreement, dated as of February 6, 2013, by and among the Company, Special Situations Fund III QP, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and David Greenhouse.

10.2	Form of Senior Secured Convertible Promissory Note issued by the Company.

10.3	Form of Warrant issued by the Company.

10.4	Registration Rights Agreement, dated as of February 6, 2013, by and among the Company, Special Situations Fund III QP, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and David Greenhouse.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANTAIR, INC.

Date: February 8, 2013	By:	/s/ Steven Santo
Steven Santo
Chief Executive Officer